UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2018

SELECT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

North Carolina	000-50400	20-0218264
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina	28334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (910) 892-7080

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On August 27, 2018, Select Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Select Bank & Trust Company, entered into an underwriting agreement (the “Underwriting Agreement”) with FIG Partners, LLC, as underwriter (the “Underwriter”), in connection with the public offering of 4,583,334 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”), at a price of $12.00 per share less underwriting discounts and commissions (the “Offering”). In addition, pursuant to the terms of the Underwriting Agreement, the Underwriter exercised in full its option to purchase an additional 687,500 shares of the Company’s Common Stock.

The closing of the Offering occurred on August 30, 2018. At closing, the Company received net proceeds of approximately $59.8 million after deducting underwriting discounts and commissions and estimated offering expenses. The Company intends to use the net proceeds from this offering to make investments in its wholly owned subsidiary, Select Bank & Trust Company (the “Bank”), to enhance its capital position and that of the Bank, and for general corporate purposes.

A copy of the opinion of Wyrick Robbins Yates & Ponton LLP relating to the legality of the issuance and sale of the shares in the Offering is attached as Exhibit 5.1 hereto. A copy of the Underwriting Agreement is filed as Exhibit 1.1 and is incorporated herein by reference. The foregoing description of the Offering by the Company and the documentation related thereto does not purport to be complete and is qualified in its entirety by reference to such Exhibits.

Item 8.01.	Other Material Information.

On August 28, 2018, the Company issued a press release announcing the pricing of the Offering described in Item 1.01. A copy of the press release is filed as Exhibit 99.1 and is incorporated herein by reference.

On August 30, 2018, the Company issued a press release announcing the closing of the Offering described in Item 1.01. A copy of the press release is filed as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
1.1	Underwriting Agreement, dated August 27, 2018, by and between Select Bancorp, Inc., Select Bank & Trust Company and FIG Partners, LLC
5.1	Opinion of Wyrick Robbins Yates & Ponton LLP
23.1	Consent of Wyrick Robbins Yates & Ponton LLP (included in Exhibit 5.1 filed herewith)
99.1	Press release issued by Select Bancorp, Inc. dated August 28, 2018
99.2	Press release issued by Select Bancorp, Inc. dated August 30, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECT BANCORP, INC.

Date: August 30, 2018	By:	/s/ Mark A. Jeffries
Mark A. Jeffries
Executive Vice President and Chief Financial Officer